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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        December 3, 1999
                                                -------------------------------


                             CARMIKE CINEMAS, INC.
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             (Exact name of registrant as specified in its charter)



      DELAWARE                         1-11604              58-1469127
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      (State or other                (Commission            (IRS Employer
      jurisdiction of                File Number)           Identification No.)
      incorporation)



      1301 FIRST AVENUE, COLUMBUS, GEORGIA                        31901
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    (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code       (706) 576-3400
                                                   ----------------------------


                                      N/A
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         (Former name or former address, if changed since last report)



                                      -1-
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ITEM 5.       OTHER EVENTS

              On December 3, 1999, Carmike Cinemas, Inc. (the "Company") issued a press release with respect to expected financial results for the fiscal quarter ending December 31, 1999. The information contained in such press release (filed as Exhibit 99 hereto) is being incorporated by reference into this Report.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99 -- Press Release dated December 3, 1999.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CARMIKE CINEMAS, INC.



                                         By: /s/ Martin A. Durant
                                             ----------------------------------
                                             Martin A. Durant
                                             Senior Vice President-Finance


DATED: December 3, 1999
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                                 EXHIBIT INDEX

         Exhibit
         Number                             Description
         -------                            -----------
         99                Press Release dated December 3, 1999.